UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 18, 2004 (November 11, 2004)
(Date of Report (date of earliest event reported))
MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	1-32213	20-0404134
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038
(Address of principal executive office)		(Zip Code)

(212) 651-7700
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 18, 2004, MortgageIT, Inc., our wholly owned subsidiary ("MortgageIT"), entered into the First Amendment to Note Purchase Agreement (the "First Amendment"), dated as of October 13, 2004, by and among MortgageIT and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers (collectively, the "Purchasers") attached as Schedule I to the Note Purchase Agreement, dated as of March 29, 2004, by and among the Company and the Purchasers (the "Existing TICC Note Purchase Agreement," as further amended by this Amendment, the "TICC Note Purchase Agreement"). The significant changes to the Existing TICC Note Purchase Agreement resulting from the First Amendment are as follows: (i) the reduction of the interest rate on the outstanding principal amount of each Note (as defined in the TICC Note Purchase Agreement) from 10% per annum to 7½% per annum for the period beginning October 1, 2004 and ending March 31, 2005; and (ii) the elimination of the Company's ability to prepay any Notes for the period beginning October 1, 2004 and ending April 14, 2005. The foregoing description of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

On November 11, 2004, we entered into Amendment No. 2 to Amended and Restated Master Repurchase Agreement ("Amendment No. 2"), by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc., which amends the Amended and Restated Master Repurchase Agreement, dated as of August 4, 2004, as amended by Amendment No. 1, dated as of September 21, 2004 (the "Amended Repurchase Agreement"). The only significant change to the Amended Repurchase Agreement resulting from Amendment No. 2 is to increase the Maximum Purchase Price (as defined in the Amended Repurchase Agreement) to $600 million from the period beginning November 11, 2004 and ending November 30, 2004 (the "Temporary Increase Period"). On November 17, 2004, we entered into Amendment No. 3 to Amended and Restated Master Repurchase Agreement ("Amendment No. 3"), by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc., which amends the Amended Repurchase Agreement, as amended by Amendment No. 2, dated as of November 11, 2004 (the "Existing Repurchase Agreement"). The only significant change to the Existing Repurchase Agreement resulting from Amendment No. 3 is to increase the Maximum Purchase Price to $750 million for the Temporary Increase Period. The foregoing descriptions of Amendment No. 2 and Amendment No. 3 are qualified in their entirety by reference to Amendment No. 2 and Amendment No. 3 , copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by reference.

On November 18, 2004, MortgageIT entered into the Fourth Amendment to Warehousing Credit and Security Agreement, dated as of November 8, 2004, between MortgageIT and Residential Funding Corporation (the "Warehousing Credit and Security Agreement"). The significant changes to the Warehousing Credit and Security Agreement resulting from the Fourth Amendment were waivers of the Events of Default pursuant to Section 10.1(c) of the Warehousing Credit and Security Agreement that arose from (i) MortgageIT's failure to comply with Section 8.8 of the Warehousing Credit and Security Agreement for the fiscal month ended August 31, 2004, and (ii) MortgageIT's failure to comply with Section 8.11 of the Warehousing Credit and Security Agreement for the fiscal quarter ended September 30, 2004. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

10.1	First Amendment to Note Purchase Agreement, dated as of October 13, 2004, by and among MortgageIT and the Purchasers named on Schedule I to the Note Purchase Agreement.
10.2	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated November 11, 2004, by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc.
10.3	Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated November 17, 2004, by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc.
10.4	Fourth Amendment to Warehousing Credit and Security Agreement, dated as of November 8, 2004, between MortgageIT, Inc. and Residential Funding Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.
By: /s/ JOHN R. CUTI
John R. Cuti Secretary

Date: November 18, 2004

MORTGAGEIT HOLDINGS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated November 18, 2004 (November 11, 2004)

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Note Purchase Agreement, dated as of October 13, 2004, by and among MortgageIT and the Purchasers named on Schedule I to the Note Purchase Agreement.
10.2	Amendment No. 2 to Amended and Restated Master Repurchase Agreement, dated November 11, 2004, by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc.
10.3	Amendment No. 3 to Amended and Restated Master Repurchase Agreement, dated November 17, 2004, by and between Merrill Lynch Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc.
10.4	Fourth Amendment to Warehousing Credit and Security Agreement, dated as of November 8, 2004, between MortgageIT, Inc. and Residential Funding Corporation.

.